Financial instruments	12 Months Ended
Dec. 31, 2022
Financial instruments

25.	Financial instruments

Fair values

The fair values of cash, investments, trade and other receivables, loans receivable, accounts payable and accrued liabilities and contract liabilities approximate their carrying values due to the relatively short-term nature of these financial instruments. The fair value of long-term debt, lease liabilities, deferred payment liability and other long-term debt is based on observable market data and the calculation of discounted cash flows. Discount rates were determined based on current terms and conditions observed in the credit market.

The Company follows a three-tier categorization for its financial instruments as a framework for disclosing fair value based upon inputs used to value the Company’s investments. The hierarchy is summarized as:

●	Level 1 – quoted prices (unadjusted) in active markets for identical assets and liabilities
●	Level 2 – inputs that are observable for the asset or liability, either directly (prices) or indirectly (derived from prices) from observable market data
●	Level 3 – inputs for assets and liabilities not based upon observable market data

As of December 31, 2022 the Vedatis Earn-Out Payment liability is classified as a Level 3 financial instrument, see Note 17 and, as at September 3, 2021, the investment in Addicting Games is classified as a Level 3 financial instrument, see Note 7

Total interest income and interest expense for the years ended December 31, 2022 and December 31, 2021 for financial assets or financial liabilities that are not at fair value through profit or loss is as follows:

	December 31, 2022	December 31, 2021

Interest income	$(36,252)	$(51,529)
Interest and accretion expense	2,586,387	2,844,956
Net interest expense	$2,550,135	$2,793,427

The Company examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include credit risk, liquidity risk, foreign currency risk and interest rate risk.

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its obligations.

The Company’s maximum exposure to credit risk for its trade receivables is summarized as follows:

	December 31, 2022	December 31, 2021

Trade receivables aging:
0-30 days	$26,077,091	$26,263,555
31-60 days	1,455,672	685,112
61-90 days	1,803,214	868,473
Greater than 90 days	2,558,113	2,217,521
	31,894,090	30,034,661
Expected credit loss provision	(300,735)	(58,472)
Net trade receivables	$31,593,355	$29,976,189

The movement in the expected credit loss provision can be reconciled as follows:

	December 31, 2022	December 31, 2021

Expected credit loss provision:
Expected credit loss provision, beginning balance	$(58,472)	$(67,466)
Increase in provision of expected credit losses	(240,603)	-
Recoveries	-	8,504
Effect of movement in exchange rates	(1,660)	490
Expected credit loss provision, ending balance	$(300,735)	$(58,472)

The following default rates, determined based on historical default rates based on the aging of trade receivables, are used to calculate the expected credit loss provision on trade receivables as of December 31, 2022:

	Total	Not past due	Over 30 days past due	Over 60 days past due	Over 90 days past due

Default rates		0.49%	1.07%	1.94%	4.74%
Trade receivables	$31,894,090	$26,077,091	$1,455,672	$1,803,214	$2,558,113
Expected credit loss provision	$300,735	$129,060	$15,504	$34,998	$121,173

All of the Company’s cash is held with major financial institutions and thus the exposure to credit risk is considered insignificant. Management actively monitors the Company’s exposure to credit risk under its financial instruments.

Concentration risk

The Company has one customer which makes up more than 10% of revenue. This customer accounts for approximately 30.24% (December 31, 2021 – 46.58%) of trade receivables as of December 31, 2022 and 55.83% (December 31, 2021 – 69.36%) of revenues for the year ended December 31, 2022.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company has a planning and budgeting process in place by which it anticipates and determines the funds required to support its normal operating requirements.

The Company holds sufficient cash and working capital which is maintained through stringent cash flow management to ensure sufficient liquidity is maintained. The table below summarizes the Company’s contractual obligations into relevant maturity groups at the statement of financial position date based on the expected contractual maturity date. The amounts disclosed in the table are the contractual undiscounted payments.

	Less than one year	One to two years	Two to three years	More than three years	Total

Accounts payable and accrued liabilities	$32,823,320	$-	$-	$-	$32,823,320
Contract liabilities	5,380,378	-	-	-	5,380,378
Income tax payable	129,485	-	-	-	129,485
Deferred payment liability	2,448,300	81,610	1,661,998	-	4,191,908
Lease liabilities	953,812	710,842	551,809	279,982	2,496,445
Long-term debt	17,411,765	-	-	-	17,411,765
Other long-term debt	10,891	11,881	11,881	378,251	412,904
	$59,157,951	$804,333	$2,225,688	$658,233	$62,846,205

Foreign currency risk

A large portion of the Company’s transactions occur in foreign currencies (including US dollars, UK pound sterling and Euro) and, therefore, the Company is exposed to foreign currency risk at the end of the reporting period through its US dollars, UK pound sterling and Euro denominated trade and other receivables, accounts payable and accrued liabilities, deferred payment liability and cash. As of December 31, 2022, a 10% depreciation or appreciation of the US dollar, UK pound sterling and Euro against the Canadian dollar would have resulted in an approximate $247,000, $329,000 and $154,000 decrease or increase, respectively, in total net loss and comprehensive loss.

Interest rate risk

The Company’s long-term debt bears interest at Banker’s Acceptance fee equal to CDOR rate plus 7.5%. Fluctuations in the Banker’s Acceptance fee equal to CDOR rate will result in changes to the months interest expense. A change in the annual interest rate of 0.50% would approximately result in a $74,000 change in the annual interest expense.